UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2018

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2018, Flex Ltd. issued a press release announcing its financial results for the third quarter ended December 31, 2017. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 25, 2018, management approved a plan to initiate targeted restructuring activities during the fourth quarter of fiscal 2018.  The objective of the activities is to make Flex a faster, more responsive and agile company better positioned to react to marketplace opportunities.  While a detailed action plan has not been finalized, the Company expects to incur a minimum charge of $50 million in the fourth quarter and will substantially complete all the associated activities by the end of fiscal 2018.  The estimated costs are primarily related to one-time employee termination benefits and will be settled in cash. The amount and timing of the actual charges may vary due to several factors, including the fact that certain activities are subject to required consultation activities with the Company’s employees and their representatives and compliance with statutory severance requirements in certain jurisdictions.

Safe Harbor Statement

This report contains forward-looking statements, including those regarding the expected nature, timing, reductions, objectives, expected cost savings, and charges associated with the Company’s restructuring actions.  All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements.  These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: uncertain global and economic market conditions; the Company’s ability to implement the actions as planned; retention of key employees; changes in the Company’s business requirements; and the possibility that benefits of the actions may not materialize as expected.  Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our reports on Form 10-K, 10-Q and 8-K that we file with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
99.1	Press release, dated January 25, 2018, issued by Flex Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: January 25, 2018	By:	/s/ Christopher Collier
		Name:	Christopher Collier
		Title:	Chief Financial Officer